UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☑ Filed by the registrant	☐ Filed by a party other than the registrant

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2020. Meeting Information FLOWERS FOODS, INC. Meeting Type: Annual Meeting For holders as of: March 19, 2020 Date: May 21, 2020 Time: 11:00 AM, EDT Location: Thomasville Municipal Auditorium 144 E. Jackson Street Thomasville, Georgia 31757 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. FLOWERS FOODS, INC. SHAREHOLDER RELATIONS DEPT. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757 D03523-P33899 See the reverse side of this notice to obtain proxy materials and voting instructions. 1

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote D03524-P33899 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE DIRECTOR-NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS: 1. To elect as directors of the company the eight nominees identified in the proxy statement, each to serve for a term of one year: 2. To approve by advisory vote the compensation of the company’s named executive officers; 3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending January 2, 2021; and 1a. George E. Deese 1b. Rhonda Gass 4. A management proposal to amend the company’s restated articles of incorporation and amended and restated bylaws to reduce supermajority voting requirements, including the supermajority threshold required to call a special meeting. 1c. Benjamin H. Griswold, IV 1d. Margaret G. Lewis 1e. A. Ryals McMullian 1f. James T. Spear NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment or postponement thereof. 1g. Melvin T. Stith, Ph.D. 1h. C. Martin Wood III D03525-P33899

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